UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange act of 1934

Date of Report (Date of earliest event reported):
May 27, 2020

PLANTRONICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-12696	77-0207692
(State or Other Jurisdiction of Incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

345 Encinal Street
Santa Cruz, California 95060
(Address of Principal Executive Offices including Zip Code)

(831) 426-5858
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
COMMON STOCK, $0.01 PAR VALUE	PLT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

Reliance on SEC Relief from Filing Requirements

In reliance on Release No. 34-88465 (the “Order”) issued by the Securities and Exchange Commission (the “SEC”) on March 25, 2020, pursuant to Section 36 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), Plantronics, Inc. (the “Company”) will delay the filing of its Annual Report on Form 10-K for the year ended March 28, 2020 (the “Annual Report”), which Annual Report was originally due on May 27, 2020. The Company expects to file the Report on or around June 3, 2020, and in any case not later than July 13, 2020, which is 45 days after the original due date of the Annual Report. The Order provides conditional relief to public companies unable to timely comply with their filing obligations as a result of the novel coronavirus (“COVID-19”) outbreak.

The declaration of a pandemic by the World Health organization on March 11, 2020, combined with the rapid spread of COVID-19, and the resulting stay-at home and similar orders issued by foreign, national, state and local governments, have caused significant disruptions to the Company’s business and operations worldwide. Also during the fourth quarter, the Company experienced a sustained decrease in its stock price which resulted in the need to conduct an impairment assessment of the Company's intangible, long-lived assets and goodwill. The economic conditions as a result of COVID-19 has complicated the analysis required in connection with such impairment assessment, including scenario planning, resulting in the Company needing additional time to complete such assessment. As announced in our earnings release on May 27, 2020, the Company’s preliminary financial results include a non-cash impairment charge of $180 million relating to the Company’s intangible assets and property, plant, and equipment related to long-lived assets in the voice asset group, as well as a non-cash impairment charge of $468 million to its goodwill for the reasons stated above. The Company is still in the process of finalizing the impairment assessment, including the design and operation of internal controls, so actual results may differ materially from the preliminary unaudited results provided in the press release.

Risk Factors

In light of recent developments relating to the COVID-19 global pandemic, the Company is including the following risk factors in “Item 1A. Risk Factors” of the Company’s Annual Report:

The recent global COVID-19 outbreak has harmed and could continue to harm our business and results of operations.

The novel strain of COVID-19 identified in late 2019 has spread globally, including within the United States, and has resulted in government authorities implementing numerous measures to try to contain the virus, such as travel bans and restrictions, quarantines, shelter in place orders, and shutdowns. This outbreak has negatively impacted worldwide economic activity and financial markets and has impacted, and will further impact, our workforce and operations, the operations of our end-customers, and those of our respective channel partners, vendors and suppliers. In light of the uncertain and rapidly evolving situation relating to the spread of this virus and various government restrictions and guidelines, we have taken measures intended to mitigate the spread of the virus and minimize the risk to our employees, channel partners, end-customers, and the communities in which we operate. These measures include transitioning our in-office employee population to work remotely from home and looking for alternative and/or dual sourcing options. Although we continue to monitor the situation and may adjust our current policies and practices as more information and public health guidance become available, the precautionary measures that we have adopted could negatively affect our customer success efforts, sales and marketing efforts, delay and lengthen our sales cycles, and create operational or other challenges, any of which could harm our business and results of operations. In addition, COVID-19 may disrupt the operations of our end-customers and channel partners for an indefinite period of time, including as a result of travel restrictions and/or business shutdowns, all of which could negatively impact our business and results of operations, including cash flows.

The impact of COVID-19 is fluid and uncertain, and it has caused, and may continue to cause, various negative effects, including difficulties in obtaining raw materials and components for our products, shortages of labor to manufacture products, and temporary closures of the facilities of some of our suppliers, customers and our own production facilities; our inability to meet with our actual or potential customers or channel partners; our customers or channel partners deciding to delay or abandon their planned purchases; and our ability to meet production demands for our product lines. As a result, we may experience extended sales cycles; our demand generation activities, and our ability to close transactions with new and existing end-customers and partners may be negatively impacted. Although the Company continues to work with its supply chain and dual source partners to take the necessary steps to mitigate disruption of supply, there can be no assurance that the ongoing disruptions due to COVID-19 will be resolved in the near term. Further it has been and, until the COVID-19 outbreak is contained and global economic activity stabilizes, will continue to be more difficult for us to forecast our operating results as economic uncertainty puts further pressure on management judgments used to develop forward looking financial guidance and other prospective financial information.

More generally, COVID-19 has not only significantly and adversely increased economic and demand uncertainty, it has caused a global economic slowdown, which may decrease technology spending and adversely affect demand for our offerings and harm our business and results of operations. Although the ultimate severity of the COVID-19 outbreak is uncertain at this time, the pandemic has had, and will continue to have, adverse impacts on the Company's financial condition and results of operations. The Company has experienced temporary disruptions in its supply chain and may continue to experience such disruptions as the outbreak has impacted sourcing of key component parts, and manufacturing and distribution networks throughout the world. The receipt of products or raw material sourced from impacted areas has been, and will continue to be, slowed or disrupted in the coming months, which could impact the manufacture and sale of our products to our channel partners and/or in turn their fulfillment to end-user customers. Additionally, significant and abrupt changes in product demand increases the complexity of management’s evaluation of potential excess or obsolete inventory.

Additionally, our end-user customers and channel partners suffer from their own economic challenges. If global or regional economic conditions deteriorate further, whether in general or in specific markets, customers and/or partners may demand pricing accommodations, delay payments, delays or curtail prior deployment plans, or become insolvent. It is impossible to reliably determine if and to what extent our customers and/or partners may suffer, whether we will be required to adjust our prices or face collection issues and/or credit losses with customers and/or partners or if customer and/or partner bankruptcies will occur.

It is not possible at this time to foresee whether the outbreak of COVID-19 will be effectively contained, nor can we estimate the entirety of the impact that COVID-19 will have on our business, customers, suppliers or other business partners. As such, impacts of COVID-19 to the Company are highly uncertain and the Company will continue to assess the financial effects.

Disruptions in the capital markets as a result of the COVID-19 outbreak also may adversely affect the Company if these impacts continue for a prolonged period and the Company needs additional liquidity. To further preserve financial flexibility, the Company’s board of directors authorized the suspension of the quarterly dividend which the Company expects to utilize for deleveraging and strengthening the balance sheet.

Impairment of our intangible assets and goodwill have resulted in charges that adversely impact our financial results.

We have a significant amount of goodwill and intangible assets on our consolidated balance sheet as of March 28, 2020. Goodwill and intangible asset impairment analysis and measurement requires significant judgment on the part of management and may be impacted by a wide variety of factors, both within and beyond our control. We are required to annually test goodwill to determine if impairment has occurred, either through a quantitative or qualitative analysis. Additionally, interim reviews must be performed whenever events or changes in circumstances indicate that impairment may have occurred. If the testing performed indicates that impairment has occurred, we are required to record a non-cash impairment charge for the difference between the carrying value of the goodwill and the implied fair value of the goodwill in the period the determination is made. Factors that may be considered when determining if the carrying value of our goodwill or intangible assets may not be recoverable include a significant decline in our expected future cash flows or a sustained, significant decline in our stock price and market capitalization.

In March 2020, we identified a triggering event which resulted in a non-cash impairment charge of $180 million relating to the Company’s intangible assets and property, plant, and equipment related to long-lived assets in the voice asset group, as well as a non-cash impairment charge of $468 million to its goodwill due to an overall decline in the Company’s earnings, uncertainty from COVID-19, and sustained decrease in its stock price. If the factors triggering the impairment noted herein continue or worsen due to COVID-19 and other factors outside of the Company’s control, the Company may experience a further negative impact on its financial results.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements relating to our intentions, beliefs, projections, outlook, analyses or current expectations that are subject to many risks and uncertainties. Such forward-looking statements and the associated risks and uncertainties include, among others: (i) our beliefs with respect to the length and severity of the COVID-19 (coronavirus) outbreak, and its impact across our businesses, our operations and global supply chain, including (a) the potential impact on our ability to source necessary component parts from key suppliers and volatility in prices, including risks associated with our manufacturers which could continue to negatively affect our profitability and/or market share (b) our expectations that the virus has caused and will continue to cause, an increase in customer and partner demand, including increased demand in collaboration endpoints due to a global, work from anywhere workforce, (c) expectations related to our ability to timely supply the number of products to fulfill current and future customer demand, (d) the impact of the virus on our distribution partners, resellers, end-user customers and our production facilities, including our ability to obtain alternative sources of supply if our production facility or other suppliers are impacted by future shut downs, (e) the impact if global or regional economic conditions deteriorate further, on our customers and/or partners, including increased demand for pricing accommodations, delayed payments, delayed deployment plans, insolvency or other issues which may increase credit losses, and (f) the complexity of the forecast analysis, including scenario planning and the design and operation of internal controls; and (ii) our belief that we can manufacture or supply products in a timely manner to satisfy orders; (iii) expectations related to our customers’ purchasing decisions and our ability to match product production to demand, particularly given long lead times and the difficulty of forecasting unit volumes and acquiring the component parts and materials to meet demand without having excess inventory or incurring cancellation charges; (iv) risks associated with significant and abrupt changes in product demand which increases the complexity of management’s evaluation of potential excess or obsolete inventory; (v) risks associated with the bankruptcy or financial weakness of distributors or key customers, or the bankruptcy of or reduction in capacity of our key suppliers; (vi) risks associated with the potential interruption in the supply of sole-sourced critical components, our ability to move to a dual-source model, and the continuity of component supply at costs consistent with our plans; (vii) expectations that our current cash on hand, additional cash generated from operations, together with sources of cash through our credit facility, either alone or in combination with our election to defer debt repayment until after the first quarter of fiscal year 2021 and our election to suspend our dividend payments, will meet our liquidity needs during and following the unknown duration and impact of the COVID-19 pandemic; (viii) expectations relating to our ability to generate sufficient cash flow from operations to meet our debt covenants and timely repay all principal and interest amounts drawn under our credit facility as they become due; (ix) risks associated with our channel partners’ sales reporting, product inventories and product sell through since we sell a significant amount of products to channel partners who maintain their own inventory of our products; (x) risk and uncertainty related to the potential impact on our stock price and investor confidence as a result of the suspension of our dividend payment; (xi) our efforts to execute to drive sales and sustainable profitable revenue growth; (xii) our expectations for new products launches, the timing of their releases and their expected impact on future growth and on our existing products; (xiii) our belief that our new Partner Program will drive growth and profitability for both us and our partners through the sale of our product, services and solutions; (xiv) risks associated with forecasting sales and procurement demands, which are inherently difficult, particularly with continuing uncertainty in regional and global economic conditions; (xv) uncertainties attributable to currency fluctuations, including fluctuations in foreign exchange rates and/or new or greater tariffs on our products; (xvi) our expectations regarding our ability to control costs, streamline operations and successfully implement our various cost-reduction activities and realize anticipated cost savings under such cost-reduction initiatives; (xvii) expectations relating to our quarterly and annual earnings guidance, particularly as economic uncertainty due to COVID-19 puts further pressure on management judgments used to develop forward looking financial guidance and other prospective financial information; (xviii) estimates of GAAP and non-GAAP financial results for the fourth quarter and full Fiscal Year 2020, including net revenues, adjusted EBITDA, tax rates, intangibles amortization, impairment analysis, diluted weighted average shares outstanding and diluted EPS; (xix) our expectations of the impact of the acquisition of Polycom as it relates to our strategic vision and additional market and strategic partnership opportunities for our combined hardware, software and services offerings; (xx) our beliefs regarding the UC&C market, market dynamics and opportunities, and customer and partner behavior as well as our position in the market, including risks associated with the potential failure of our UC&C solutions to be adopted with the breadth and speed we anticipate; (xxi) our belief that the increased adoption of certain technologies and our open architecture approach has and will continue to increase demand for our solutions; (xxii) expectations related to the micro and macro-economic conditions in our domestic and international markets and their impact on our future business; (xxiii) our forecast and estimates with respect to tax matters, including expectations with respect to utilizing our deferred tax assets; (xxiv) our expectations regarding pending and potential future litigation, in addition to other matters discussed in this press release that are not purely historical data, and (xxv) our estimates regarding the amount of the goodwill and long-lived asset impairment charges to be recorded in our fourth quarter results, which are subject to change, including potentially materially, as the Company finalizes the impairment assessment, including the design and operation of internal controls.

We do not assume any obligation to update or revise any such forward-looking statements, whether as the result of new developments or otherwise.

For more information concerning these and other possible risks, please refer to our Annual Report on Form 10-K filed with the Securities and Exchange Commission on May 17, 2019 and other filings with the Securities and Exchange Commission, as well as recent press releases.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:	May 27, 2020	PLANTRONICS, INC.

		By:	/s/ Charles D. Boynton
		Name:	Charles D. Boynton
		Title:	Executive Vice President and Chief Financial Officer